UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 31, 2020

Enviva Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	001-37363	46-4097730
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7200 Wisconsin Ave,	Suite 1000	20814
Bethesda,	MD
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(301)	657-5600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	EVA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.01. Completion of Acquisition or Disposition of Assets.
On August 3, 2020, Enviva Partners, LP, a Delaware limited partnership (the “Partnership”), filed a Current Report on Form 8-K (the “Initial Report”) to report the Partnership’s acquisition of all of the limited liability company interests in Enviva Pellets Waycross Holdings Sub, LLC, a Delaware limited liability company, f.k.a. Georgia Biomass Holding LLC (“Georgia Biomass”), pursuant to the previously announced Membership Interest Purchase and Sale Agreement (the “Waycross Purchase Agreement”) dated June 18, 2020, by and among Enviva Pellets Waycross Holdings, LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership, RWE Generation SE, a societas europaea formed under the laws of the Federal Republic of Germany (as assignee of innogy SE, a societas europaea formed under the laws of the Federal Republic of Germany) and RWE Renewables Beteiligungs GmbH, f.k.a. innogy Renewables Beteiligungs GmbH, a Gesellschaft mit beschränkter Haftung formed under the laws of the Federal Republic of Germany.
This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Initial Report to provide financial statements of Georgia Biomass and its wholly owned subsidiary, Enviva Pellets Waycross, LLC, a Delaware limited liability company, f.k.a. Georgia Biomass, LLC (“Subsidiary”), and the pro forma financial statements of the Partnership required by Item 9.01 of Form 8-K. No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in connection with the Initial Report, which provides a more complete description of the Waycross Purchase Agreement and transactions contemplated thereby.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The audited consolidated abbreviated financial statements of Georgia Biomass and Subsidiary as of and for the year ended December 31, 2019, together with the related notes to the financial statements, are included as Exhibit 99.1 to this Current Report and are incorporated herein by reference.
The unaudited consolidated abbreviated financial statements of Georgia Biomass and Subsidiary as of June 30, 2020 and for the six months ended June 30, 2020, together with the related unaudited notes to the financial statements, are included as Exhibit 99.2 to this Current Report and are incorporated herein by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma combined financial statements of the Partnership as of and for the six months ended June 30, 2020 and for the year ended December 31, 2019, together with the related unaudited notes to the financial statements, are included as Exhibit 99.3 to this Current Report and are incorporated herein by reference.
(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
23.1	Consent of Ernst & Young LLP.
99.1	Audited consolidated abbreviated financial statements of Georgia Biomass Holding LLC and Subsidiary as of and for the year ended December 31, 2019, together with the related notes to the financial statements.
99.2	Unaudited consolidated abbreviated financial statements of Georgia Biomass Holding LLC and Subsidiary as of June 30, 2020 and for the six months ended June 30, 2020, together with the related unaudited notes to the financial statements.
99.3	Unaudited Pro Forma Combined Financial Statements of Enviva Partners, LP as of and for the six months ended June 30, 2020 and for the year ended December 31, 2019, together with the related unaudited notes to the financial statements.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIVA PARTNERS, LP

	By:	Enviva Partners GP, LLC, as its sole general partner

Date: October 8, 2020	By:	/s/ JASON E. PARAL
	Name:	Jason E. Paral
	Title:	Vice President, Associate General Counsel, Chief Compliance Officer and Secretary